SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) of the
                         SECURITIES EXCHANGE ACT OF 1934

                                February 22, 2011
                Date of Report (Date of Earliest event reported)


                               GLOBAL NUTECH, INC.
               (Exact Name of Registrant as Specified in Charter)


           Nevada                      333-149857                26-0338889
(State or Other Jurisdiction          (Commission              (IRS Employer
      of Incorporation)               File Number)           Identification No.)

5412 Bolsa Avenue, Suite D, Huntington Beach, CA                   92649
   (Address of principal executive offices)                      (Zip code)

                                 (714) 373-1930
              (Registrant's telephone number, including area code)

                                       N/A
          (Former Name or Former Address, If Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13c-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))
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SECTION 7 - REGULATION FD

ITEM 7.01. REGULATION FD DISCLOSURE.

On February 22, 2011, the Company issued a Press Release concerning the action of its Joint Venture partner, HIGA Corporation, entering into an agreement with Sysna, Inc. for the distribution of a foam rubber device designed to securely fit a Blue Tooth earpiece in the user's ear. A copy of the Press Release is attached hereto as Exhibit 99.1 and the information therein is incorporated herein by reference.

The information in this Form 8-K and the Exhibit attached hereto shall not be deemed filed for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act") or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, regardless of any general incorporation language in such filing.

SECTION 9 - FINANCIAL STATEMENTS AND EXHIBITS

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS.

(D) EXHIBITS.

                                  EXHIBIT TABLE

     Exhibit No.                   Description
     -----------                   -----------

       99.1              Press Release dated February 22, 2011

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
                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: February 22, 2011                 GLOBAL NUTECH, INC.


                                        By: /s/ E. G. Marchi
                                            ------------------------------------
                                        Name:  E. G. Marchi
                                        Title: President


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